AXA PREMIER VIP TRUST – MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

SUPPLEMENT DATED FEBRUARY 28, 2014 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2013 of the Multimanager International Equity Portfolio of the AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change for the Multimanager International Equity Portfolio (the “Portfolio”).

*****

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2013, as supplemented May 1, 2013, May 23, 2013, May 30, 2013, June 20, 2013, August 2, 2013, August 14, 2013, November 1, 2013, December 30, 2013, January 31, 2014, February 21, 2014 and February 28, 2014 and Statement of Additional Information (“SAI”), dated May 1, 2013, as supplemented October 7, 2013, October 18, 2013, November 1, 2013, December 17, 2013, December 30, 2013, and February 28, 2014 and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2012, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

*****

Effective as of March 1, 2014, Edward Corallo of BlackRock Investment Management, LLC (“BlackRock”) will no longer serve as a portfolio manager to the Portfolio and Alan Mason of BlackRock will be added as a portfolio manager to the Portfolio.

As such, effective March 1, 2014, the following information replaces in its entirety the information under the section “Who Manages the Portfolio” – Sub-Adviser: BlackRock Investment Management, LLC – Portfolio Managers” of the Prospectus:

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of a portion of the Index Allocated Portions of the Portfolio are:

Name	Title	Date Began Managing a Portion of the Portfolio
Christopher Bliss, CFA, CPA	Managing Director and Portfolio Manager	May 2011
Greg Savage	Managing Director and Portfolio Manager	May 2012
Alan Mason	Managing Director and Portfolio Manager	March 2014